EXHIBIT 10.19


CORNELL CAPITAL PARTNERS, LP
        101 Hudson Street, Suite 3700, Jersey City, NJ 07302
        (201)985-8300 - FAX (201)985-8266 - TOLL FREE (866)967-5845


MR. THOMAS JONES
Division of Corporation Finance
US Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
Telephone: (202) 980.5192


Dear Mr. Jones:

RE: LMIC INC. REGISTRATION STATEMENT ON FORM SB-2. FILED ON JANUARY 7, 2005 FILE NO. 333-121917
      PURSUANT TO COMMENT LETTER DRAFTED JANUARY 31, 2005

         Please be advised that this letter shall confirm that Cornell Capital Partners LP ("Cornell") completed the Standby Equity Distribution Agreement transaction with LMIC Inc. on November 9, 2004. All necessary due diligence and conditions to closing were completed by Cornell at the time of closing above. Cornell is irrevocably bound to purchase all securities subject only to conditions outside Cornell's control.


                                            Very truly yours,


                                            /s/ Mark Angelo
                                            -----------------------------
                                            Mark Angelo
                                            President and Portfolio Manager
                                            Cornell Capital Partners LP